SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: November 27, 2012 (Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 7.01	Regulation FD Disclosure
The following information is being furnished under Item 7.01 "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the
"Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On November 27, 2012, Principal Financial Group, Inc. announced its outlook for 2013. The text of the announcement is included herewith as Exhibit 99.
Item 9.01	Financial Statements and Exhibits
Exhibit 99	Press Release Concerning 2013 Outlook Dated November 27, 2012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
PRINCIPAL FINANCIAL GROUP, INC.

	By:	/s/ John Egan
Name: John Egan
Title: Vice President – Investor Relations

Date: November 27, 2012

EXHIBIT 99

RELEASE:	On receipt: Nov. 27, 2012
MEDIA CONTACT:	Susan Houser, 515-248-2268, houser.susan@principal.com
INVESTOR RELATIONS CONTACT:	John Egan, 515-235-9500, egan.john@principal.com

PRINCIPAL FINANCIAL GROUP, INC. ANNOUNCES OUTLOOK FOR 2013

(Des Moines, Iowa) – Principal Financial Group, Inc. (NYSE:PFG) today announced certain business unit revenue metrics and an update on capital deployment plans for 2013. These metrics will provide greater clarity of earnings growth for each of the business unitsi. There is a 45-minute conference call at 4:30 p.m. ET today, Nov. 27, 2012. Company senior leaders will provide additional detail on our 2013 outlook and answer questions. Slides are now available at www.principal.com/investor.

Outlook for 2013 incorporates certain assumptions including:

  Interest rates as of Sept. 30, 2012 remain unchanged throughout 2013;
  S&P 500 Index estimated at 1,400 in mid-November then grows at 2 percent total return per quarter;
  Future foreign exchange rates follow broker consensus;
  Tax rate of 24 percent;
  $400 to $600 million of total capital deployed for common stock dividend, strategic acquisitions and opportunistic share repurchase; and
  Diluted weighted average number of common shares outstanding ranging from 295 – 297 million.

Principal Financial Group 2013 Outlook Metrics
Retirement & Investor Services – Accumulation
Net revenue growth	2-4%
Pre-tax return on net revenue	27-29%
Retirement & Investor Services – Guaranteed
Net revenue growth	6-8%
Pre-tax return on net revenue	77-80%
Principal Global Investors
Revenue growth	6-8%
Pre-tax margin	23-25%
Principal International
Combined net revenue growth	16-19%
Combined pre-tax return on net revenue	57-59%
Principal’s share of combined pre-tax
earnings	28%
Individual Life
Premium and fee growth	3-5%
Pre-tax operating margin	15-17%
Specialty Benefits
Premium and fee growth	6-8%
Pre-tax operating margin	8-10%
Loss ratio	65-71%
Corporate
After-tax operating losses	$145-$165 million

The call at 4:30 p.m. EST today (Nov. 27) can be accessed the following ways:

o	Via live Internet webcast. Please go to www.principal.com/investor at least 10-15 minutes prior to the start of the call to register, and to download and install any necessary audio software.
o	Via telephone by dialing 800-374-1609 (U.S. and Canadian callers) or 706-643-7701 (International callers) approximately 10 minutes prior to the start of the call. The access code is 27371066.
o	Replay of the outlook call via telephone is available by dialing 855-859-2056 (U.S. and Canadian callers) or 404- 537-3406 (International callers). The access code is 27371066. This replay will be available approximately two hours after the completion of the live outlook call through the end of day Dec. 4, 2012.
o	Replay of the outlook call via webcast will be available at: www.principal.com/investor.

Forward looking and cautionary statements

This press release contains forward-looking statements, including, without limitation, statements as to operating earnings, net income available to common stockholders, net cash flows, realized and unrealized gains and losses, capital and liquidity positions, sales and earnings trends, and management's beliefs, expectations, goals and opinions. The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended Dec. 31, 2011, and in the company’s quarterly report on Form 10-Q for the quarter ended Sept. 30, 2012, filed by the company with the Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions may significantly affect the company’s ability to meet liquidity needs, access to capital and cost of capital; continued difficult conditions in the global capital markets and the economy generally; continued volatility or further declines in the equity markets; changes in interest rates or credit spreads; the company’s investment portfolio is subject to several risks that may diminish the value of its invested assets and the investment returns credited to customers; the company’s valuation of securities may include methodologies, estimations and assumptions that are subject to differing interpretations; the determination of the amount of allowances and impairments taken on the company’s investments requires estimations and assumptions that are subject to differing interpretations; gross unrealized losses may be realized or result in future impairments; competition from companies that may have greater financial resources, broader arrays of products, higher ratings and stronger financial performance; a downgrade in the company’s financial strength or credit ratings; inability to attract and retain sales representatives and develop new distribution sources; international business risks; the company’s actual experience could differ significantly from its pricing and reserving assumptions; the company’s ability to pay stockholder dividends and meet its obligations may be constrained by the limitations on dividends or distributions Iowa insurance laws impose on Principal Life; the pattern of amortizing the company’s DPAC and other actuarial balances on its universal life-type insurance contracts, participating life insurance policies and certain investment contracts may change; the company may need to fund deficiencies in its “Closed Block” assets that support participating ordinary life insurance policies that had a dividend scale in force at the time of Principal Life’s 1998 conversion into a stock life insurance company; the company’s reinsurers could default on their obligations or increase their rates; risks arising from the company's ability to obtain regulatory approval and consummate the acquisition of A.F.P. Cuprum S.A. and from other acquisitions of businesses; changes in laws, regulations or accounting standards; a computer system failure or security breach could disrupt the company’s business, and damage its reputation; results of litigation and regulatory investigations; from time to time the company may become subject to tax audits, tax litigation or similar proceedings, and as a result it may owe additional taxes, interest and penalties in amounts that may be material; fluctuations in foreign currency exchange rates; and applicable laws and the company’s certificate of incorporation and by-laws may discourage takeovers and business combinations that some stockholders might consider in their best interests.

About the Principal Financial Group
The Principal Financial Group® (The Principal ®)ii is a global investment management leader offering retirement services, insurance solutions and asset management. The Principal offers businesses, individuals and institutional clients a wide range of financial products and services, including retirement, asset management and insurance through its diverse family of financial services companies. Founded in 1879 and a member of the FORTUNE 500®, the Principal Financial Group has $392.2 billion in assets under managementiii and serves some 18.3 million customers worldwide from offices in Asia,
Australia, Europe, Latin America and the United States. Principal Financial Group, Inc. is traded on the New York Stock
Exchange under the ticker symbol PFG. For more information, visit www.principal.com.

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[i] In this presentation, the company provides outlook on certain metrics that impact operating earnings (losses) and earnings growth. Operating earnings is a non-GAAP financial measure that management believes is useful to investors because it illustrates the performance of normal, ongoing operations. Operating earnings are determined by adjusting GAAP net income available to common stockholders for net realized capital gains and losses, as adjusted, and other after-tax adjustments the company believes are not indicative of overall operating trends. However, it is possible these adjusting items have occurred in the past and could recur in future reporting periods. Management uses non-GAAP measures for goal setting, as a basis for determining employee compensation, and evaluating performance on a basis comparable to that used by investors and securities analysts. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because the company does not believe it is possible to provide other than a range of net investment gains and losses, which can fluctuate significantly within or without the range and from period to period and may have a significant impact on GAAP net income available to common stockholders.
ii “The Principal Financial Group” and “The Principal” are registered service marks of Principal Financial Services, Inc., a member of the Principal Financial
Group.
iii As of Sept. 30, 2012